SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C.  20549



	FORM 8-K/A

	Current Report Pursuant to Section 13 or 15(d) of
	The Securities Exchange Act of 1934



Date of Report (Date of earliest
event reported):


March 18, 1977



	      PLAYERS INTERNATIONAL, INC.

	(Exact name of registrant as specified in its charter)





Nevada

(State or other
jurisdiction of
incorporation)

     0-14897

(Commission File
Number)

	  95-41745832


(I.R.S.
Employer
Identification
No.)



	1300 Atlantic Avenue, Suite 800
	Atlantic City, New Jersey

	(Address of principal executive
offices)



	   08402

	(Zip Code)


Registrant's telephone number, including area code:
(609) 449-7777




	                                  (Not applicable)


	(Former name or former address, if changed since last report)

This Form 8-K/A is being filed to include the final version of
Exhibit 2.1 that was previously filed on April 2, 1997.


Item 7.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Exhibit No.			Exhibit Description

  	2.1				Asset Purchase Agreement by and among
Players Nevada, Inc., Players Mesquite
Land, Inc., Players Mesquite Golf Club,
Inc. and RBG, LLC.

<PAGE

	SIGNATURE


Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PLAYERS INTERNATIONAL, INC.
(Registrant)



By /s/  Henry M. Applegate
     Henry M. Applegate
     Senior Vice President and Chief
     Financial Officer and Chief
     Accounting Officer






Dated:  April 9, 1997

PH02/82628.5



PH02/82628.5

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